WESTPEAK ACTIVEBETA® EQUITY FUND

(the “Fund”)

Supplement dated February 8, 2011 to the Natixis Funds Class A and Class C Prospectus dated

July 30, 2010 and the Natixis Funds Class Y Prospectus dated July 30, 2010 (the

“Prospectuses”), as may be revised or supplemented from time to time.

Effective immediately, Stephen A. Komon no longer serves as co-portfolio manager of the Fund. All references to Mr. Komon are removed.

Khalid Ghayur and Stephen C. Platt continue to serve as co-portfolio managers of the Fund.

Effective immediately, the first paragraph under the sub-section “Risk/Return Bar Chart and Table” in the “Fund Summary” section of the Prospectuses is replaced with the following:

Because the Fund is new and has not yet commenced operations, information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.

Effective immediately, the second paragraph under the sub-section “Purchase and Sale of Fund Shares” in the “Fund Summary” section of the Fund’s Class A and Class C Prospectus and the fourth paragraph under the sub-section “Purchase and Sale of Fund Shares” in the “Fund Summary” section of the Fund’s Class Y Prospectus are replaced with the following:

The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

WESTPEAK ACTIVEBETA® EQUITY FUND

(the “Fund”)

Supplement dated February 8, 2011 to the Natixis Funds Statement of Additional Information

(“SAI”) dated July 30, 2010, as may be revised or supplemented from time to time.

Effective immediately, Stephen A. Komon no longer serves as co-portfolio manager of the Fund. All references to Mr. Komon are removed.

Khalid Ghayur and Stephen C. Platt continue to serve as co-portfolio managers of the Fund.